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3rd Quarter Report | September 30, 2020

Liberty All-Star® Growth Fund

LIBERTY ALL-STAR® GROWTH FUND

Period Ended September 30, 2020 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$6.96
Market Price	$7.11
Premium	2.2%

	Quarter	Year-to-Date
Distributions*	$0.13	$0.37
Market Price Trading Range	$6.28 to $7.70	$3.90 to $7.70
Premium/(Discount) Range	9.2% to -2.6%	11.8% to -9.5%

Performance
Shares Valued at NAV with Dividends Reinvested	9.19%	20.09%
Shares Valued at Market Price with Dividends Reinvested	15.09%	16.83%
Dow Jones Industrial Average	8.22%	-0.91%
Lipper Multi-Cap Growth Mutual Fund Average	12.17%	24.29%
NASDAQ Composite Index	11.24%	25.33%
Russell Growth Benchmark	10.19%	14.89%
S&P 500® Index	8.93%	5.57%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2020.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi- Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2020

Despite giving up ground in September, equity markets consolidated exceptional second quarter returns with further gains in the third quarter. The S&P 500® Index returned 8.93 percent for the quarter, while the Dow Jones Industrial Average (DJIA) returned 8.22 percent and the NASDAQ Composite Index advanced 11.24 percent.

Through nine months, the S&P 500® returned 5.57 percent, the DJIA returned -0.91 percent and the NASDAQ Composite returned 25.33 percent. Liberty All-Star Growth Fund’s Russell Growth Benchmark returned 10.19 percent for the third quarter and 14.89 percent for the nine-month period.

Growth style stocks again outperformed value style issues in the third quarter. The broad market Russell 3000® Growth Index returned 12.86 percent for the period, while its Value counterpart returned less than half that, just 5.42 percent. Similar results were found across all capitalization ranges—small-, mid- and large-cap—for both the quarter and the year-to-date period.

The third quarter got off to a strong start, with investors believing that economic damage owing to the pandemic would not be as severe as once feared. This was due to government stimulus programs and a report that employers added 4.8 million jobs in June for the second straight month of growth. Investors anticipated a sharp contraction in the economy and in latter July the Commerce Department confirmed their fears with a report that U.S. GDP fell 9.5 percent in the second quarter, the steepest quarterly decline on record.

Nevertheless, August saw the market’s momentum hold, as the S&P 500® posted six straight days of gains to begin the month. August also saw the S&P 500® log its first record close in six months, an event that marked the fastest recovery in history following a bear market. From its February 19 high, the S&P 500® dropped 34 percent by March 23 only to reach a new record high on August 18. A typical peak-to-peak recovery takes 1,542 trading days on average, according to Dow Jones Market Data.

August ended with stocks closing out their best month since April, a gain of 7.19 percent. But just days later, on September 3, the S&P 500® posted its worst day since mid-June. September would go on to see the S&P 500® encounter its first four-week losing streak in more than a year and that same index came close to a 10 percent decline, which would have marked correction territory. Among concerns weighing on investors were the rich valuations of certain technology stocks, tensions between the U.S. and China, election uncertainties and the outlook for the economy in the pandemic age. The inability of the House and the Senate to come to any agreement on extra unemployment benefits and other economic aid also caused concern. A rebound in the last few trading days recouped some of the losses, but the S&P 500® still declined -3.80 percent for the month.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund posted positive results in the third quarter. The Fund returned 9.19 percent with shares valued at net asset value (NAV) with dividends reinvested and 15.09 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.)

On a relative basis, the Fund’s quarterly NAV return was in-line to modestly trailing key market benchmarks, while the market price return was ahead of all relevant benchmarks. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 12.17 percent for the quarter. As noted earlier, respective returns for the S&P 500®, the DJIA and the NASDAQ Composite were 8.93 percent, 8.22 percent and 11.24 percent, while the Russell Growth Benchmark returned 10.19 percent.

Third Quarter Report (Unaudited) | September 30, 2020	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Through nine months of 2020, the Fund returned 20.09 percent with shares valued at NAV with dividends reinvested and 16.83 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth benchmark returned 24.29 percent for the same period while the Russell Growth Benchmark returned 14.89 percent. The nine-month return for the S&P 500® was 5.57 percent, while the DJIA returned -0.91 percent and the NASDAQ Composite returned 25.33 percent.

Unlike the second quarter, when small- and mid-cap growth stocks delivered moderately better results than large-cap growth stocks, the latter produced better returns in the first and third quarters. Despite having two-thirds of its assets allocated to small- and mid-cap growth stocks and one-third to large-cap growth stocks, the Fund benefited from the investment managers’ good stock selection through the first nine months of the year.

In the second quarter, the discount at which Fund shares traded relative to their underlying NAV ranged from -2.7 percent to -8.5 percent. This changed dramatically in the third quarter, as shares traded in a range from a 9.2 percent premium to NAV to a -2.6 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.13 to shareholders during the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $14.72 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

The Fund remained on track in the third quarter, while the year to date NAV return has outperformed the passive Russell Growth Benchmark by 5.20 percent. We are also pleased to report that the Fund has outperformed its Lipper benchmark for the trailing three-, five-, 10- and 15-year periods. We at ALPS Advisors will continue to pursue superior risk-adjusted returns and seek to reward shareholders with a long-term perspective.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2020 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

September 30, 2020 (Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020
1st Quarter	0.13	March	5	4.34
2nd Quarter	0.11
3rd Quarter	0.13
Total	$14.72

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2020	3

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

September 30, 2020 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2020 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP	MIDCAP	LARGECAP				TOTAL
	INDEX	INDEX	INDEX	WEATHERBIE CONGRESS SUSTAINABLE			FUND
Number of Holdings	1,099	341	447	50	40	29	119
Percent of Holdings in Top 10	7%	12%	45%	49%	33%	44%	18%
Weighted Average Market Capitalization (billions)	$3.0	$20.5	$662.2	$5.5	$15.8	$335.6	$121.2
Average Five-Year Earnings Per Share Growth	13%	18%	19%	22%	18%	17%	18%
Average Five-Year Sales Per Share Growth	9%	13%	15%	16%	11%	12%	13%
Price/Earnings Ratio*	29	38x	38x	62x	33x	43x	41x

*	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2020 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	2.05%
Chegg, Inc.	1.97
Paylocity Holding Corp.	1.91
Nevro Corp.	1.88
Microsoft Corp.	1.70
Visa, Inc.	1.67
Progyny, Inc.	1.58
Amazon.com, Inc.	1.57
Insulet Corp.	1.56
Facebook, Inc.	1.53
NIKE, Inc.	1.44
Casella Waste Systems, Inc.	1.43
Alphabet, Inc.	1.41
Workday, Inc.	1.36
Abbott Laboratories	1.34
FleetCor Technologies, Inc.	1.34
Generac Holdings, Inc.	1.29
Ollie’s Bargain Outlet Holdings, Inc.	1.28
UnitedHealth Group, Inc.	1.24
PayPal Holdings, Inc.	1.24
30.79%

Economic Sectors*	Percent of Net Assets
Information Technology	29.07%
Health Care	26.71
Consumer Discretionary	12.61
Industrials	12.19
Communication Services	4.39
Financials	4.12
Real Estate	3.79
Materials	3.02
Consumer Staples	2.14
Energy	0.29
Other Net Assets	1.67
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2020	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

September 30, 2020 (Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2020.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/20
Purchases
ACADIA Pharmaceuticals, Inc.	33,351	83,080
Core Laboratories NV	51,151	54,870
Natera, Inc.	20,035	40,783
Neurocrine Biosciences, Inc.	16,000	16,000
Ollie’s Bargain Outlet Holdings, Inc.	10,571	42,777
Thermo Fisher Scientific, Inc.	6,719	6,719
Vertex, Inc.	43,959	43,959

Sales
Adobe, Inc.	(4,573)	0
Avery Dennison Corp.	(17,500)	0
EPAM Systems, Inc.	(15,038)	0
FirstService Corp.	(9,720)	45,353
salesforce.com, Inc.	(6,861)	13,338
Silk Road Medical, Inc.	(21,095)	13,178

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.33%)
COMMUNICATION SERVICES (4.39%)
Entertainment (0.74%)
Take-Two Interactive Software, Inc.(a)	13,000	$2,147,860

Interactive Media & Services (3.65%)
Alphabet, Inc., Class C(a)	2,790	4,100,184
Facebook, Inc., Class A(a)	17,051	4,465,657
Match Group, Inc.(a)	18,805	2,080,781
		10,646,622
CONSUMER DISCRETIONARY (12.61%)
Distributors (1.03%)
Pool Corp.	9,000	3,010,860

Diversified Consumer Services (1.97%)
Chegg, Inc.(a)	80,446	5,747,062

Hotels, Restaurants & Leisure (2.22%)
Planet Fitness, Inc., Class A(a)	36,398	2,242,845
Wingstop, Inc.	5,836	797,489
Yum! Brands, Inc.	37,552	3,428,498
		6,468,832
Internet & Direct Marketing Retail (2.72%)
Amazon.com, Inc.(a)	1,458	4,590,849
Etsy, Inc.(a)	27,500	3,344,825
		7,935,674
Multiline Retail (1.28%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	42,777	3,736,571

Specialty Retail (1.76%)
Burlington Stores, Inc.(a)	9,500	1,957,855
Williams-Sonoma, Inc.	35,000	3,165,400
		5,123,255
Textiles, Apparel & Luxury Goods (1.63%)
Canada Goose Holdings, Inc.(a)(b)	17,287	556,123
NIKE, Inc., Class B	33,362	4,188,265
		4,744,388
CONSUMER STAPLES (2.14%)
Food Products (1.34%)
Lamb Weston Holdings, Inc.	25,000	1,656,750
McCormick & Co., Inc.	11,500	2,232,150
		3,888,900

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2020	7

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Household Products (0.80%)
Church & Dwight Co., Inc.	25,000	$2,342,750

ENERGY (0.29%)
Energy Equipment & Services (0.29%)
Core Laboratories NV	54,870	837,316

FINANCIALS (4.12%)
Banks (1.21%)
First Republic Bank	18,000	1,963,080
Signature Bank	18,937	1,571,582
		3,534,662
Capital Markets (1.45%)
Hamilton Lane, Inc., Class A	36,022	2,326,661
Raymond James Financial, Inc.	26,000	1,891,760
		4,218,421
Consumer Finance (0.29%)
LendingTree, Inc.(a)	2,730	837,810

Insurance (0.67%)
eHealth, Inc.(a)	8,215	648,985
Goosehead Insurance, Inc., Class A	15,120	1,309,241
		1,958,226
Investment Companies (0.34%)
StepStone Group, Inc.(a)	37,553	999,285

Thrifts & Mortgage Finance (0.16%)
Axos Financial, Inc.(a)	20,402	475,570

HEALTH CARE (26.71%)
Biotechnology (4.13%)
ACADIA Pharmaceuticals, Inc.(a)	83,080	3,427,050
Natera, Inc.(a)	40,783	2,946,164
Neurocrine Biosciences, Inc.(a)	16,000	1,538,560
Puma Biotechnology, Inc.(a)	134,431	1,356,409
Regeneron Pharmaceuticals, Inc.(a)	3,353	1,876,942
Ultragenyx Pharmaceutical, Inc.(a)	10,826	889,789
		12,034,914
Health Care Equipment & Supplies (12.51%)
Abbott Laboratories	35,929	3,910,153
Becton Dickinson and Co.	11,165	2,597,872
Cooper Cos., Inc.	6,000	2,022,720
Danaher Corp.	14,883	3,204,757

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Glaukos Corp.(a)(b)	31,307	$1,550,323
Insulet Corp.(a)	19,182	4,538,269
Intuitive Surgical, Inc.(a)	3,554	2,521,705
Nevro Corp.(a)	39,307	5,475,465
ResMed, Inc.	13,000	2,228,590
Silk Road Medical, Inc.(a)	13,178	885,693
STERIS PLC	12,500	2,202,375
Varian Medical Systems, Inc.(a)	15,000	2,580,000
West Pharmaceutical Services, Inc.	10,000	2,749,000
		36,466,922
Health Care Providers & Services (3.62%)
PetIQ, Inc.(a)	42,045	1,384,122
Progyny, Inc.(a)(b)	156,918	4,618,097
UnitedHealth Group, Inc.	11,607	3,618,714
US Physical Therapy, Inc.	10,709	930,398
		10,551,331
Health Care Technology (0.71%)
Inspire Medical Systems, Inc.(a)	1,463	188,800
Tabula Rasa HealthCare, Inc.(a)(b)	46,390	1,891,321
		2,080,121
Life Sciences Tools & Services (4.62%)
Charles River Laboratories International, Inc.(a)	13,500	3,057,075
Illumina, Inc.(a)	8,587	2,654,070
Mettler-Toledo International, Inc.(a)	2,500	2,414,375
NeoGenomics, Inc.(a)	64,769	2,389,328
Thermo Fisher Scientific, Inc.	6,719	2,966,573
		13,481,421
Pharmaceuticals (1.12%)
Aerie Pharmaceuticals, Inc.(a)	30,000	353,100
Horizon Pharma Plc(a)	37,500	2,913,000
		3,266,100
INDUSTRIALS (12.19%)
Aerospace & Defense (1.52%)
Huntington Ingalls Industries, Inc.	8,300	1,168,225
Kratos Defense & Security Solutions, Inc.(a)	72,993	1,407,305
Teledyne Technologies, Inc.(a)	6,000	1,861,260
		4,436,790
Air Freight & Logistics (0.43%)
XPO Logistics, Inc.(a)	14,763	1,249,836

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2020	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (0.79%)
Lennox International, Inc.	8,500	$2,317,185

Commercial Services & Supplies (3.42%)
Casella Waste Systems, Inc., Class A(a)	74,819	4,178,641
Cintas Corp.	9,500	3,161,885
Copart, Inc.(a)	25,000	2,629,000
		9,969,526
Electrical Equipment (1.29%)
Generac Holdings, Inc.(a)	19,500	3,775,980

Machinery (0.75%)
IDEX Corp.	12,000	2,188,920

Professional Services (1.13%)
IHS Markit, Ltd.	42,015	3,298,598

Road & Rail (1.12%)
Union Pacific Corp.	16,543	3,256,820

Trading Companies & Distributors (1.74%)
HD Supply Holdings, Inc.(a)	60,000	2,474,400
SiteOne Landscape Supply, Inc.(a)	21,254	2,591,925
		5,066,325
INFORMATION TECHNOLOGY (29.07%)
Communications Equipment (0.55%)
Ciena Corp.(a)	40,000	1,587,600

Electronic Equipment, Instruments & Components (1.68%)
Keysight Technologies, Inc.(a)	20,000	1,975,600
Novanta, Inc.(a)	6,092	641,731
Zebra Technologies Corp., Class A(a)	9,000	2,272,140
		4,889,471
IT Services (5.57%)
Akamai Technologies, Inc.(a)	18,000	1,989,720
Booz Allen Hamilton Holding Corp.	23,000	1,908,540
FleetCor Technologies, Inc.(a)	16,353	3,893,649
PayPal Holdings, Inc.(a)	18,307	3,607,028
Visa, Inc., Class A	24,282	4,855,672
		16,254,609
Semiconductors & Semiconductor Equipment (4.15%)
Diodes, Inc.(a)	44,901	2,534,661
Impinj, Inc.(a)	32,859	865,835

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	11,500	$3,215,515
Skyworks Solutions, Inc.	17,500	2,546,250
Xilinx, Inc.	28,307	2,950,722
		12,112,983
Software (17.12%)
Altair Engineering, Inc., Class A(a)	6,464	271,359
Autodesk, Inc.(a)	12,571	2,904,027
Avalara, Inc.	17,141	2,182,735
Bill.com Holdings, Inc.(a)	4,099	411,171
Cerence, Inc.(a)	33,137	1,619,405
Ebix, Inc.	39,546	814,648
Everbridge, Inc.(a)	27,111	3,408,666
Fortinet, Inc.(a)	15,000	1,767,150
Globant SA(a)	13,052	2,339,179
HubSpot, Inc.(a)	8,216	2,400,962
Intuit, Inc.	6,225	2,030,657
LivePerson, Inc.(a)	4,321	224,649
Microsoft Corp.	23,534	4,949,906
Mimecast, Ltd.(a)	18,622	873,744
Paycom Software, Inc.(a)	7,000	2,179,100
Paylocity Holding Corp.(a)	34,541	5,575,608
Pluralsight, Inc., Class A(a)	65,943	1,129,604
Qualys, Inc.(a)	20,000	1,960,200
Rapid7, Inc.(a)	15,993	979,411
salesforce.com, Inc.(a)	13,338	3,352,106
SPS Commerce, Inc.(a)	14,255	1,110,037
Synopsys, Inc.(a)	11,500	2,460,770
Vertex, Inc.(a)	43,959	1,011,057
Workday, Inc., Class A(a)	18,404	3,959,252
		49,915,403
MATERIALS (3.02%)
Chemicals (1.93%)
Ecolab, Inc.	13,942	2,786,169
Linde PLC	11,984	2,853,750
		5,639,919
Containers & Packaging (1.09%)
Ball Corp.	38,206	3,175,683

REAL ESTATE (3.79%)
Equity Real Estate Investment Trusts (REITs) (1.74%)
Equinix, Inc.	4,188	3,183,425

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2020	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities, Inc.	13,500	$1,898,235
		5,081,660
Real Estate Management & Development (2.05%)
FirstService Corp.	45,353	5,981,607

TOTAL COMMON STOCKS
(COST OF $181,442,692)		286,733,788

SHORT TERM INVESTMENTS (2.30%)
MONEY MARKET FUND (1.66%)
State Street Institutional US Government Money Market Fund, 0.024%(c)
(COST OF $4,841,033)	4,841,033	4,841,033

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.64%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%
(COST OF $1,851,732)	1,851,732	1,851,732

TOTAL SHORT TERM INVESTMENTS
(COST OF $6,692,765)		6,692,765

TOTAL INVESTMENTS (100.63%)
(COST OF $188,135,457)		293,426,553

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.63%)		(1,834,361)

NET ASSETS (100.00%)		$291,592,192

NET ASSET VALUE PER SHARE
(41,880,857 SHARES OUTSTANDING)		$6.96

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,993,382.

(c)	Rate reflects seven-day effective yield on September 30, 2020.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2020, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Third Quarter Report (Unaudited) | September 30, 2020	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2020:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$1,993,382	$1,851,732	$165,000	$2,016,732

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$286,733,788	$—	$—	$286,733,788
Short Term Investments	6,692,765	—	—	6,692,765
Total	$293,426,553	$—	$—	$293,426,553

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2020	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

September 30, 2020 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2020	17

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INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	DIRECTORS

Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR	Matthew Sutula, Chief Compliance Officer * Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE